BLACKROCK FUNDSSM

BlackRock Science & Technology Opportunities Portfolio

(the “Fund”)

SUPPLEMENT DATED SEPTEMBER 21, 2012

TO THE SUMMARY PROSPECTUS DATED JANUARY 30, 2012

The Fund’s summary prospectus is hereby amended to remove Paul Ma as a portfolio manager. Thomas Callan, CFA, Jean Rosenbaum, CFA and Erin Xie, PhD will continue to serve as co-portfolio managers of the Fund. The following change is made to the summary prospectus:

The section entitled “Portfolio Managers” is deleted and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Callan, CFA	2000	Managing Director of BlackRock, Inc.
Jean Rosenbaum, CFA	2000	Managing Director of BlackRock, Inc.
Erin Xie, PhD	2005	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-OPP-0912SUP